Dreyfus
New Jersey Municipal
Bond Fund, Inc.

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus New Jersey Municipal Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Jersey Municipal Bond Fund, Inc., covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, W. Michael Petty.

The U.S. economy grew rapidly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might reemerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These interest-rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began.

However, supply-and-demand factors unique to the municipal bond market helped constrain price erosion. Because of robust economic growth, most municipalities had little need to borrow during the reporting period, creating a reduced supply of new issues. As a result, market rallies during the first quarter of 2000 and June generally offset declines in April and May, leaving municipal bond averages relatively unchanged during the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New Jersey Municipal Bond Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

W. Michael Petty, Portfolio Manager

How did Dreyfus New Jersey Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended June 30, 2000, the fund produced a 4.26% total return.(1) In comparison, the Lipper New Jersey Municipal Debt Funds category average provided a 3.84% total return for the same period.(2)

We attribute the fund's performance to our relatively defensive strategy. More specifically, the fund was able to avoid the full brunt of the effects of rising interest rates by maintaining a relatively short average duration (a measure of sensitivity to changing interest rates) and receiving highly competitive prices for the sale of securities through the secondary market by taking advantage of strong demand from individual investors.

What is the fund's investment approach?

Our goal is to seek a high level of current income exempt from federal and New Jersey personal income taxes as is consistent with the preservation of capital.

To achieve this objective, we employ two primary strategies. First, because New Jersey issues relatively few municipal bonds, we begin by evaluating supply-and-demand factors in the bond market. We look at such criteria as the bond' s yield, price, age, creditworthiness of its issuer, insurance and any provisions for early redemption. Under most circumstances, we look for investment grade bonds that have 10-year call protection and that are selling at a discount to face value.

Second, while we generally do not attempt to predict changes in interest rates, we may tactically manage the fund' s average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

The fund was influenced by changing market conditions and shifting investor sentiment over the past six months. Although the first quarter of 2000 experienced an encouraging municipal bond market rally, April and May saw a more difficult investment environment before a final rally in June. As a result, performance on a total return basis was modestly positive over the full six-month reporting period.

When the reporting period began on January 1, 2000, investors were relieved that widespread Y2K-related concerns had proven largely unfounded. However, they soon became worried that strong economic growth in U.S. and worldwide economies might rekindle long-dormant inflationary pressures, especially given rising wages in a tight job market. In an attempt to ease these pressures and forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall, including those of many of the fund's holdings.

However, interest-rate-related declines were offset by positive supply-and-demand influences that were unique to the municipal bond market. During the first half of 2000, issuance of municipal bonds nationally declined sharply compared to the same period one year ago. This supply reduction, combined with continued robust demand from individual investors, helped support a rebound of municipal bond prices, from which the fund's holdings benefited.

The fund's performance also benefited from its relatively defensive posture during those months in which the market declined. We maintained a modestly short average duration when possible, focusing on investment grade bonds with strong
income   characteristics.  We  also  increased  the  fund's  cash  position  to approximately 5% of assets, which is higher than average.


What is the fund's current strategy?

Our current strategy is to seek the highest returns possible while reducing volatility and protecting assets if interest rates rise further. Accordingly, we have attempted to maintain the portfolio's modestly short average duration in an attempt to protect our holdings from the brunt of potential price depreciation and capture higher yields as they become available.

From a security selection perspective, we have reduced our holdings of discount bonds, which have recently rebounded, and we have enlarged our holdings of insured bonds with competitive yields. While our ability to find such opportunities has been constrained by the small size of the New Jersey municipal marketplace and by the reduced supply of newly issued bonds, our move to higher yielding securities has helped to offset some of the price decline caused by rising interest rates. We have also begun to put some of our cash reserves to work by purchasing Puerto Rico bonds, the income from which is tax-exempt for New Jersey residents.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS


June 30, 2000 (Unaudited)



                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.1%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--86.3%

Atlantic County Utilities Authority,

  Solid Waste System Revenue:

      7%, 3/1/2008                                                                            4,250,000                4,173,797

      7.125%, 3/1/2016                                                                        6,650,000                6,462,470

Bayshore Regional Sewer Authority, Sewer Revenue

   5.50%, 4/1/2012 (Insured; MBIA)                                                            2,000,000                2,039,620

City of Camden:

   Zero Coupon, 2/15/2010 (Insured; FSA)                                                      2,500,000                1,500,475

   Zero Coupon, 2/15/2012 (Insured; FSA)                                                      4,585,000                2,438,761

Cherry Hill Township School District:

   4.75%, 2/15/2018 (Insured; FSA)                                                            1,250,000                1,124,737

   4.75%, 2/15/2019 (Insured; FSA)                                                            1,347,000                1,200,514

Clearview Regional High School District

   5.375%, 8/1/2015 (Insured; FGIC)                                                           3,625,000                3,647,185

Delaware River and Bay Authority, Revenue

   5.25%, 1/1/2026 (Insured; FGIC)                                                            5,000,000                4,702,600

East Orange:

   Zero Coupon, 8/1/2010 (Insured; FSA)                                                       4,240,000                2,507,833

   Zero Coupon, 8/1/2011 (Insured; FSA)                                                       2,500,000                1,394,575

East Orange Board of Education, COP, Lease Revenue:

   Zero Coupon, 2/1/2015 (Insured; FSA)                                                       1,420,000                  623,337

   Zero Coupon, 8/1/2016 (Insured; FSA)                                                       1,425,000                  569,387

   Zero Coupon, 8/1/2019 (Insured; FSA)                                                       1,000,000                  326,280

   Zero Coupon, 2/1/2021 (Insured; FSA)                                                       2,845,000                  843,286

   Zero Coupon, 2/1/2026 (Insured; FSA)                                                       1,845,000                  403,003

   Zero Coupon, 2/1/2028 (Insured; FSA)                                                       2,845,000                  550,138

Essex County Improvement Authority, Lease Revenue:

  7%, 12/1/2020

      (Prerefunded 12/1/2000) (Insured; AMBAC)                                                4,000,000  (a)           4,123,280

   (County Correctional Facility Project)

      6%, 10/1/2025 (Insured; FGIC)                                                          10,000,000               10,311,700

Evesham Township Board of Education, COP,

  Lease Purchase Agreement 6.875%, 9/1/2011

   (Prerefunded 9/1/2001) (Insured; FGIC)                                                     3,050,000  (a)           3,192,435

Gloucester Township Municipal Utilities Authority, Sewer

   Revenue 5.65%, 3/1/2018 (Insured; AMBAC)                                                   2,530,000                2,579,512

Hudson County Improvement Authority:

  Facility Lease Revenue 7.42%, 12/1/2025

      (Prerefunded 12/1/2002) (Insured; FGIC)                                                13,835,000  (a,b,c)      15,184,189

   MFHR (Conduit Financing - Observer Park Project)

      6.90%, 6/1/2022 (Insured; FNMA)                                                         4,190,000                4,312,348


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Jersey City:

   Zero Coupon, 5/15/2010 (Insured; FSA)                                                      4,745,000                2,832,101

   6%, 10/1/2008 (Insured; AMBAC)                                                             2,490,000                2,662,532

Middlesex County Improvement Authority, Revenue

  Utility System (Perth Amboy Project):

      Zero Coupon 9/1/2020 (Insured; AMBAC)                                                   5,000,000                1,549,050

      Zero Coupon 9/1/2022 (Insured; AMBAC)                                                   5,000,000                1,370,250

State of New Jersey:

   6%, 7/15/2010                                                                              7,400,000                7,987,560

   5%, 2/1/2014                                                                               4,940,000                4,776,634

New Jersey Economic Development Authority, Revenue:

  (Community Mental Health Loan Program)

      8.50%, 7/1/2017                                                                         6,885,000                7,564,274

   (Department of Human Services):

      6.10%, 7/1/2017                                                                         4,370,000                4,456,832

      6.25%, 7/1/2024                                                                           890,000                  912,286

   District Heating and Cooling

      (Trigen - Trenton District Energy Co. L.P. Project):

         6.10%, 12/1/2004                                                                     2,815,000                2,816,436

         6.20%, 12/1/2007                                                                     2,725,000                2,669,928

   Economic Development:

      (American Airlines Inc. Project) 7.10%, 11/1/2031                                       2,855,000                2,884,892

      (Tevco Inc. Project)

         8.125%, 10/1/2009 (LOC; Credit Lyonnais)                                             2,500,000                2,577,375

      (United Methodist Homes of New Jersey Obligation)

         5.50%, 7/1/2019                                                                      2,500,000                2,009,700

   First Mortgage (The Evergreens)

      9.25%, 10/1/2022 (Prerefunded 10/1/2002)                                                4,900,000  (a)           5,444,390

   Health, Hospital and Nursing Home:

      First Mortgage (Cadbury Corp. Project)

         5.50%, 7/1/2018 (Insured; ACA)                                                       1,000,000                  930,340

      (Hillcrest Health Service):

         Zero Coupon, 1/1/2012 (Insured; AMBAC)                                               1,000,000                  540,260

         Zero Coupon, 1/1/2013 (Insured; AMBAC)                                               1,000,000                  507,140

         Zero Coupon, 1/1/2015 (Insured; AMBAC)                                               3,250,000                1,449,630

         Zero Coupon, 1/1/2017 (Insured; AMBAC)                                               5,000,000                1,954,050

         Zero Coupon, 1/1/2018 (Insured; AMBAC)                                               2,500,000                  915,125

         Zero Coupon, 1/1/2020 (Insured; AMBAC)                                               6,500,000                2,093,260

         Zero Coupon, 1/1/2022 (Insured; AMBAC)                                               6,000,000                1,709,520

   Local or Guaranteed Housing,

      First Mortgage (Fellowship Village):

         5.50%, 1/1/2018                                                                      2,500,000                2,008,775

         5.50%, 1/1/2025                                                                      3,000,000                2,296,200

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority, Revenue (continued):

  (Morris Hall / Saint Lawrence Inc. Project)

      5.50%, 4/1/2027 (LOC; Corestates Bank)                                                  3,500,000                3,278,100

   Special Facilities (Continental Airlines

      Inc. Project) 6.25%, 9/15/2019                                                         10,000,000                9,183,400

   State Lease:

      (Bergen County Administration Complex)

         4.75%, 11/15/2026 (Insured; MBIA)                                                   10,025,000                8,629,319

      (State Office Buildings Project):

         6%, 6/15/2014                                                                        2,425,000                2,567,469

         6%, 6/15/2018                                                                        6,535,000                6,862,665

   Transportation Project Sublease

      5%, 5/1/2018 (Insured; FSA)                                                             4,115,000                3,809,996

   Waste Paper Recycling (Marcal Paper Mills Inc. Project):

      6.25%, 2/1/2009                                                                         6,605,000                6,561,341

      8.50%, 2/1/2010                                                                         5,850,000                6,331,982

   Water Facilities:

      (American Water Co. Inc. Project) :

         6.50%, 4/1/2022 (Insured; FGIC)                                                     11,500,000               11,811,420

         5.25%, 7/1/2038 (Insured; FGIC)                                                      5,315,000                4,804,760

      (Elizabeth Water Co. Project) 6.70%, 8/1/2021                                           3,965,000                4,104,568

New Jersey Educational Facilities Authority, Revenue:

   (Institute for Advanced Study) 5%, 7/1/2028                                                2,310,000                2,070,291

   (New Jersey City University)

      4.75%, 7/1/2020 (Insured; AMBAC)                                                        1,000,000                  881,500

   (Saint Peter's College Project):

      5.375%, 7/1/2018                                                                        1,000,000                  901,740

      5.50%, 7/1/2027                                                                         1,750,000                1,542,713

   (Seton Hall University Project):

      7%, 7/1/2021                                                                            2,320,000                2,422,846

      7%, 7/1/2021 (Prerefunded 7/1/2001)                                                     1,180,000  (a)           1,232,309

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue:

    (Burdette Tomlin Memorial Hospital):

         5.50%, 7/1/2019                                                                      1,500,000                1,384,500

         5.50% 7/1/2029                                                                       4,750,000                4,249,492

      (Catholic Health East) 4.75%, 11/15/2021                                                2,000,000                1,706,320

      (Centrastate Medical Center Obligated Group)

         4.50%, 7/1/2028 (Insured: AMBAC)                                                    10,890,000                8,737,374

      (Kimball Medical Center)

         8%, 7/1/2013 (Prerefunded 7/1/2000)                                                 12,375,000  (a)          12,623,738

      (Meridian Health Systems Obligated Group)

         5.25%, 7/1/2029 (Insured; FSA)                                                       1,350,000                1,247,251


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority,

  Health, Hospital and Nursing Home Revenue (continued):

    (Palisades Medical Center Obligated Group):

         7.50%, 7/1/2006                                                                        635,000                  656,838

         7.50%, 7/1/2006 (Prerefunded 7/1/2002)                                               1,040,000  (a)           1,101,984

         5.20%, 7/1/2019 (Insured; ACA)                                                       1,725,000                1,527,108

         7.60%, 7/1/2021                                                                        950,000                  983,278

         7.60%, 7/1/2021 (Prerefunded 7/1/2002)                                               1,400,000  (a)           1,502,676

         5.25%, 7/1/2018 (Insured; ACA)                                                         950,000                  820,648

      (Pascack Valley Hospital Association)

         5.125%, 7/1/2028                                                                     4,050,000                2,836,134

      (Raritan Bay Medical Center) 7.25%, 7/1/2014                                           11,400,000               10,660,368

      (Saint Barnabas Health):

         Zero Coupon, 7/1/2023 (Insured; MBIA)                                                5,000,000                1,273,500

         5%, 7/1/2024 (Insured; MBIA)                                                         5,755,000                5,138,524

      (Saint Elizabeth Hospital Obligated Group):

         6%, 7/1/2014                                                                         2,500,000                2,225,950

         6%, 7/1/2020                                                                         3,000,000                2,590,230

New Jersey Higher Education Assistance Authority, Student

  Loan Revenue:

      5.30%, 6/1/2017 (Insured; AMBAC)                                                        7,185,000                6,870,010

      5.25%, 6/1/2018 (Insured; MBIA)                                                           900,000                  854,370

New Jersey Highway Authority, Revenue

   (Garden State Parkway) 6%, 1/1/2019                                                        2,000,000                2,110,880

New Jersey Housing and Mortgage Finance Agency, Revenue:

  Home Buyer:

      5.75%, 4/1/2018 (Insured; MBIA)                                                         1,650,000                1,649,835

      5.90%, 10/1/2029 (Insured; MBIA)                                                        4,050,000                4,022,744

   Multi-Family Housing:

      5.65%, 5/1/2040 (Insured; AMBAC)                                                        1,700,000                1,595,484

       (Presidential Plaza at Newport Project)

         7%, 5/1/2030 (Insured; FHA)                                                          4,000,000                4,163,440

   Rental Housing (Tiffany Manor) 6.75%, 11/1/2022                                            9,310,000                9,559,601

New Jersey Sports and Exposition Authority:

  Convention Center Luxury Revenue

      5%, 9/1/2019 (Insured; MBIA)                                                            6,210,000                5,676,126

   Recreational Revenue 4.50%, 3/1/2024                                                         550,000                  456,379

New Jersey Transit Corp., Lease Purchase Agreement, COP

  (Raymond Plaza East Inc.)

   6.50%, 10/1/2016 (Insured; FSA)                                                            3,945,000                4,260,245

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority

  (Transportation System):

      7%, 6/15/2012 (Insured; MBIA)                                                           6,000,000                6,967,140

      5.75%, 6/15/2017                                                                        6,000,000                6,214,260

      5.75%, 6/15/2018                                                                        6,000,000                6,186,960

      5.75%, 6/15/2020                                                                        6,500,000                6,659,445

New Jersey Turnpike Authority, Turnpike Revenue:

   6.50%, 1/1/2016 (Insured; MBIA)                                                           14,665,000               16,301,907

   5.375%, 1/1/2020 (Insured; MBIA)                                                           4,550,000                4,421,554

North Jersey District Water Supply Commission,

  Sewer Revenue (Wanaque South Project)

   6%, 7/1/2019 (Insured; MBIA)                                                               2,000,000                2,115,260

Ocean County Pollution Control Financing Authority, PCR

   (Ciba Geigy Corp. Project) 6%, 5/1/2020                                                   10,000,000               10,198,300

Port Authority of New York and New Jersey:

  Port, Airport, and Marina Improvements Revenue:

    (Consolidated Bond 116th Series)

         4.25%, 10/1/2026 (Insured; AMBAC)                                                   16,170,000               12,638,310

      (Consolidated Bond 119th Series)

         5.50%, 9/15/2016 (Insured; FGIC)                                                     4,650,000                4,627,401

   Special Obligation Revenue:

      (U.S. Air LaGuardia Project) 9.125%, 12/1/2015                                          6,500,000                6,714,565

      (JFK International Air Terminal):

         6.25%, 12/1/2015 (Insured; MBIA)                                                     5,000,000                5,437,950

         5.75%, 12/1/2022 (Insured; MBIA)                                                    12,870,000               12,813,115

South Jersey Transportation Authority, Revenue,

  Port, Airport and Marina Lease (Raytheon

   Aircraft Service Inc. Project) 6.15%, 1/1/2022                                               405,000                  368,064

Union County Utilities Authority, Solid Waste Revenue

  (Ogden Martin):

      5.375%, 6/1/2019 (Insured; AMBAC)                                                       2,300,000                2,189,761

      5.375%, 6/1/2020 (Insured; AMBAC)                                                       2,540,000                2,409,038

Western Monmouth Utilities Authority, Sewer Revenue

   5.60%, 2/1/2014 (Insured; AMBAC)                                                           2,190,000                2,225,412

West New York Municipal Utilities Authority,

  Sewer Revenue 7.30%, 12/15/2017

   (Prerefunded 12/15/2000) (Insured; FGIC)                                                   6,250,000  (a)           6,457,500

U.S. RELATED--8.8%

Guam Power Authority 5%, 10/1/2024                                                            1,240,000                1,116,806

Commonwealth of Puerto Rico

   5.65%, 7/1/2015 (Insured; MBIA)                                                            2,000,000                2,091,880


                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation Authority,

  Highway Revenue:

      5.305%, 7/1/2007                                                                       11,100,000  (b)          11,544,000

      6.592%, 7/1/2009                                                                        2,950,000  (b)           3,049,563

      6.625%, 7/1/2018 (Prerefunded 7/1/2002)                                                13,000,000  (a)          13,759,590

      5%, 7/1/2036                                                                            8,000,000                6,951,360

Puerto Rico Public Buildings Authority, Revenue

   5.25%, 7/1/2021 (Insured; FSA)                                                             2,130,000                2,037,345

Virgin Islands Public Finance Authority, Revenues,

  Gross Receipts Taxes Loan Note:

      6.375%, 10/1/2019                                                                       2,000,000                2,016,520

      6.50%, 10/1/2024                                                                        2,000,000                2,029,240

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $477,122,406)                                                                                               480,153,694
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--4.3%
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--2.7%

Port Authority of New York and New Jersey

  Special Obligation Revenue, VRDN:

      4.35% (SBPA; Morgan Guaranty Trust Co.)                                                 4,000,000  (d)           4,000,000

      4.45% (SBPA; Bank of Nova Scotia)                                                       2,000,000  (d)           2,000,000

      4.45% (SBPA; Landesbank Hessen-Thurgen)                                                 1,200,000  (d)           1,200,000

      4.50% (SBPA; Bayerische Landesbank)                                                     6,350,000  (d)           6,350,000

U.S. RELATED--1.6%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue, VRDN

   4.25% (SBPA; Bank of Nova Scotia)                                                          8,000,000  (d)           8,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $21,550,000)                                                                                                 21,550,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $498,672,406)                                                                            99.4%              501,703,694

CASH AND RECEIVABLES (NET)                                                                          .6%                3,000,249

NET ASSETS                                                                                       100.0%              504,703,943

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FNMA                      Federal National Mortgage

                             Association

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                             Agreement

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              58.6

AA                               Aa                              AA                                                7.8

A                                A                               A                                                12.1

BBB                              Baa                             BBB                                               7.3

BB                               Ba                              BB                                                3.2

F1                               Mig1                            SP1                                               4.3

Not Rated(e)                     Not Rated(e)                    Not Rated(e)                                      6.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933.  THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.  AT JUNE 30, 2000, THIS SECURITY
AMOUNTED TO $15,184,189 OR 3.0% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE INTEREST--SUBJECT TO PERIODIC
CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost   Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           498,672,406   501,703,694

Interest receivable                                                   9,606,627

Receivable for investment securities sold                               982,890

Prepaid expenses                                                          6,134

                                                                    512,299,345
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           356,254

Cash overdraft due to Custodian                                       2,985,513

Payable for investment securities purchased                           4,060,156

Payable for shares of Common Stock redeemed                             118,912

Accrued expenses                                                         74,567

                                                                      7,595,402
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      504,703,943
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     508,097,933

Accumulated net realized gain (loss) on investments                  (6,425,278)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             3,031,288
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      504,703,943
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      40,916,337

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   12.34

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,504,978

EXPENSES:

Management fee--Note 3(a)                                            1,514,731

Shareholder servicing costs--Note 3(b)                                 768,520

Custodian fees                                                          26,346

Professional fees                                                       23,576

Directors' fees and expenses--Note 3(c)                                 19,804

Prospectus and shareholders' reports--Note 3(b)                         13,278

Registration fees                                                        4,619

Loan commitment fees--Note 2                                             4,551

Miscellaneous                                                           14,546

TOTAL EXPENSES                                                       2,389,971

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (239,550)

NET EXPENSES                                                         2,150,421

INVESTMENT INCOME--NET                                              13,354,557
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,703,428)

Net unrealized appreciation (depreciation) on investments            9,105,837

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               7,402,409

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                20,756,966

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000           Year Ended
                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,354,557           28,605,859

Net realized gain (loss) on investments        (1,703,428)          (4,627,594)

Net unrealized appreciation (depreciation)
   on investments                               9,105,837          (48,653,360)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   20,756,966          (24,675,095)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (13,354,557)        ( 28,605,859)

Net realized gain on investments                       --           (1,652,869)

TOTAL DIVIDENDS                               (13,354,557)         (30,258,728)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  20,649,975           69,052,804

Dividends reinvested                            9,540,319           22,112,337

Cost of shares redeemed                       (59,267,401)        (116,240,542)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (29,077,107)         (25,075,401)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (21,674,698)         (80,009,224)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           526,378,641          606,387,865

END OF PERIOD                                 504,703,943          526,378,641
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,697,622            5,305,991

Shares issued for dividends reinvested            783,478            1,724,972

Shares redeemed                                (4,876,398)          (9,059,009)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,395,298)          (2,028,046)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund 's financial statements.



                                           Six Months Ended                                Year Ended December 31,
                                            June 30, 2000            ------------------------------------------------------------
                                                (Unaudited)          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.15          13.37         13.35         13.00         13.53         12.41

Investment Operations:

Investment income--net                                 .32            .64           .65           .68           .72           .74

Net realized and unrealized
   gain (loss) on investments                          .19          (1.18)          .11           .44          (.30)         1.12

Total from Investment Operations                       .51           (.54)          .76          1.12           .42          1.86

Distributions:

Dividends from investment
   income--net                                        (.32)          (.64)         (.65)         (.68)         (.72)         (.74)

Dividends from net realized gain
   on investments                                       --           (.04)         (.09)         (.09)         (.23)        (.00)(a)

Total Distributions                                   (.32)          (.68)         (.74)         (.77)         (.95)         (.74)

Net asset value, end of period                       12.34          12.15         13.37         13.35         13.00         13.53
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      8.54(b)       (4.24)         5.82          8.84          3.43         15.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .85(b)         .89           .90           .80           .80           .80

Ratio of net investment income
   to average net assets                              5.28(b)        4.94          4.86          5.23          5.46          5.67

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .09(b)         .05           .04           .14           .14           .15

Portfolio Turnover Rate                              12.27(c)       37.02         36.69         28.01         31.30         24.37
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     504,704        526,379       606,388       596,218       593,949       653,836

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New Jersey Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the fund's Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $13,319 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $3,113,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expense, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $239,550 during the period ended June 30, 2000.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the
Act,  the  fund   pays  the  distributor  for  distributing  the  fund's shares, servicing shareholder accounts and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an annual aggregate rate of
 . 25 of 1% of the value of the fund's average daily net assets. Prior to March 22, 2000, Premier Mutual Fund Service, Inc., and not DSC, received payments under the Plan for distributing fund shares and for servicing shareholders accounts. The distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended June 30, 2000, the fund was charged $633,553 pursuant to the Plan, of which $616,494 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $87,390 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation.  Prior  to  April  11,  2000,  each  Board  member  who was not an
" affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2000, redemption fees charged and retained by the fund amounted to $1,185. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance of such shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $59,222,298 and $86,688,839, respectively.

At  June  30,  2000,  accumulated net unrealized appreciation on investments was
$3,031,288,   consisting   of  $14,789,643  gross  unrealized  appreciation  and
$11,758,355 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                        For More Information

                        Dreyfus New Jersey Municipal Bond Fund, Inc. 200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue

                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   750SA006